SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2007

Huntington Bancshares Incorporated
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-2525		31-0724920
(Commission File Number)		(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio		43287
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 480-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 1, 2007, Huntington Bancshares Incorporated mailed its quarterly letter to shareholders, a copy of which is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Letter to Huntington Bancshares Incorporated Shareholders, dated April 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	May 1, 2007	By:	/s/ Richard A. Cheap
			Name:	Richard A. Cheap
			Title:	General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Letter to Huntington Bancshares Incorporated Shareholders, dated April 27, 2007